Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 9/15/2003


Blended Coupon 5.4312%


Excess Protection Level
3 Month Average   7.23%
September, 2000   7.34%
August, 2000   7.15%
July, 2000   7.20%


Cash Yield19.26%


Investor Charge Offs 4.49%


Base Rate 7.42%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,612,451,744.68